UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 27, 2010
BioCryst Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s telephone number, including area code): (919) 859-1302
2190 Parkway Lake Drive, Birmingham, Alabama 35244
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-99.1
EX-99.2

Item 2.02	Results of Operations and Financial Condition.
On October 28, 2010, BioCryst Pharmaceuticals, Inc. (the “Company”) issued a news release announcing recent corporate developments and its financial results for the quarter ended September 30, 2010, which also referenced a conference call to discuss these recent corporate developments and financial results. A copy of the news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure
On October 27, 2010, the Company issued a news release announcing that its partner, Shionogi & Co., Ltd., had received approval of an additional indication for use of intravenous peramivir to treat children and infants with influenza in Japan. A copy of the news release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
The information furnished on Exhibit 99.1 and on Exhibit 99.2 is incorporated by reference under this Item 7.01 as if fully set forth herein.
The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
99.1	Press release dated October 28, 2010 entitled “BioCryst Reports Third Quarter 2010 Financial Results and Provides Corporate Update”
99.2	Press release dated October 27, 2010 entitled “BioCryst’s Partner Shionogi Receives Pediatric Use Indication for Peramivir in Japan”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioCryst Pharmaceuticals, Inc.
By:	/s/ Alane Barnes
	Name:	Alane Barnes
	Title:	General Counsel, Corporate Secretary

Date: October 28, 2010

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Press release dated October 28, 2010 entitled “BioCryst Reports Third Quarter 2010 Financial Results and Provides Corporate Update”
99.2	Press release dated October 27, 2010 entitled “BioCryst’s Partner Shionogi Receives Pediatric Use Indication for Peramivir in Japan”